Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Goldrich Mining Company, (the "Company") on Form 10-K for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William V. Schara, President and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Goldrich Mining Company.

        /s/ William V. Schara

DATE:  April 6, 2010

       William V. Schara, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Goldrich Mining Company and will be retained by Goldrich Mining Company to be furnished to the Securities and Exchange Commission or its staff upon request.